Registration No.

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                          _______________________

                                 FORM S-8
                          REGISTRATION STATEMENT
                                   under
                        THE SECURITIES ACT OF 1933
                          _______________________

                           CORNING INCORPORATED
          (Exact name of registrant as specified in its charter)

     New York                                             16-0393470
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                          Identification No.)

     Corning, New York                                        14831
(Address of principal executive offices)                    (Zip Code)
                          ______________________

                          SIECOR INVESTMENT PLAN
                           (Full title of plan)
                          ______________________

                            William C. Ughetta
                           Senior Vice President
                            and General Counsel
                           Corning Incorporated
                            Corning, NY  14831
                              (607) 974-9000
        (Name, address, and telephone number of agent for service)
                           _____________________

                      CALCULATION OF REGISTRATION FEE
_________________________________________________________________________________________
                                          Proposed maximum   Proposed maximum   Amount of
Title of Securities     Amount being      offering price     aggregate          registration
being registered        registered        per share          offering price     fee
_________________________________________________________________________________________

Common Stock, par value
$ .50 per share......   250,000 shs.<F1>  $46.125            $11,531,250        $3,495
_________________________________________________________________________________________________

<F1> Plus such indeterminate number of shares of Common Stock as may be required in the event of an adjustment as a result of an increase in the number of issued shares of Common Stock resulting from certain stock dividends or a reclassification of the Common Stock.

In addition, pursuant to Rule 416(c) under the Securities Act of 1933, the registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

       INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.   Incorporation of Documents by Reference

     The following documents filed with the Securities and Exchange Commission are incorporated herein by reference:

     1.   The Siecor Investment Plan (the "Plan") Report on Form
11-K for the fiscal year ended December 31, 1995, filed pursuant to Section 15(d) of the Securities Exchange Act of 1934 (the
"Exchange Act").

     2. The Annual Report on Form 10-K for the fiscal year ended December 31, 1996, of Corning Incorporated (the "Company") filed pursuant to Section 13(a) of the Exchange Act.

     3.   All other reports filed by the Company pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act since
December 31, 1996, consisting of the Company's Current Reports on
Form 8-K dated January 13, 1997 and January 27, 1997.

     4. The registration statement on Form 8-A filed by the Company on July 11, 1996 which contains a description of the Company's Preferred Share Purchase Rights Plan.

     All documents filed by the Company and the Plan pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective Amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 5.   Interests of Named Experts and Counsel

     The consolidated financial statements of Corning and of Dow Corning Corporation incorporated in this Registration Statement by reference to Corning's Annual Report on Form 10-K for the year ended December 31, 1996 have been so incorporated in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

Item 6.   Indemnification of Directors and Officers

     Under the Business Corporation Law of the State of New York ("NYBCL"), a corporation may indemnify its directors and officers made, or threatened to be made, a party to any action or proceeding, except for stockholder derivative suits, if such director or officer acted in good faith, for a purpose which he or she reasonably believed to be in or, in the case of service to another corporation or enterprise, not opposed to, the best interests of the corporation, and, in criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful. In the case of stockholder derivative suits, the corporation may indemnify a director or officer if he or she acted in good faith for a purpose which he or she reasonably believed to be in or, in the case of service to another corporation or enterprise, not opposed to the best interests of the corporation, except that no indemnification may be made in respect of (i) a threatened action, or a pending action which is settled or otherwise disposed of, or (ii) any claim, issue or matter as to which such person has been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

     Any person who has been successful on the merits or otherwise in the defense of a civil or criminal action or proceeding will be entitled to indemnification. Except as provided in the preceding sentence, unless ordered by a court pursuant to the NYBCL, any indemnification under the NYBCL pursuant to the above paragraph may be made only if authorized in the specific case and after a finding that the director or officer met the requisite standard of conduct by (i) the disinterested directors if a quorum is available, (ii) the board upon the written opinion of independent legal counsel or (iii) the stockholders.

     The indemnification described above under the NYBCL is not exclusive of other indemnification rights to which a director or officer may be entitled, whether contained in the certificate of incorporation or by-laws or when authorized by (i) such certificate of incorporation or by-laws, (ii) a resolution of stockholders, (iii) a resolution of directors or (iv) an agreement providing for such indemnification, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled.

     The foregoing statement is qualified in its entirety by reference to Sections 715, 717 and 721 through 725 of the NYBCL.

     Article VIII of the registrant's By-Laws provides that the registrant shall indemnify each director and officer against all costs and expenses actually and reasonably incurred by him in connection with the defense of any claim, action, suit or proceeding against him by reason of his being or having been a director or officer of the registrant to the full extent permitted by, and consistent with, the NYBCL.

     The directors and officers of the registrant are covered by insurance policies indemnifying them against certain liabilities, including certain liabilities arising under the Securities Act, which might be incurred by them in such capacities.

Item 8.   Exhibits

      (5) Internal Revenue Service Determination Letter.

     (24) Consent of Price Waterhouse LLP.

     (25) Powers of Attorney.

Item 9.   Undertakings

     (a)  The undersigned registrant hereby undertakes;

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i)  To include any prospectus required by section
               10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if in the aggregate the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          Provided, however, that paragraphs (a)(1)(i) and
          (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                      SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, Corning Incorporated, a New York corporation, certifies that it has reasonable grounds to believe it meets all the requirements for filing Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Corning, State of New York, on the 1st day of April, 1997.

                          Corning Incorporated
                          (Registrant)

                          by /s/ Larry Aiello, Jr.
                             Larry Aiello, Jr., Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on April 1, 1997 by the following persons in the capacities indicated:

     Signature                          Capacity

     /s/ Roger G. Ackerman         Chairman of the Board,
     (Roger G. Ackerman)           Principal Executive Officer and
                                   Director

     /s/ Van C. Campbell           Vice Chairman,
     (Van C. Campbell)             Principal Financial Officer and
                                   Director

     /s/ Katherine A. Asbeck       Principal Accounting Officer
     (Katherine A. Asbeck)

          *                        Director
     (Robert Barker)

          *                        Director
     (John Seely Brown)

          *                        Director
     (Mary L. Bundy)

          *                        Director
     (Lawrence S. Eagleburger)

          *                        Director
     (John H. Foster)

                                   Director
     (Norman E. Garrity)

          *                        Director
     (Gordon Gund)

          *                        Director
     (John M. Hennessy)

          *                        Director
     (James R. Houghton)

          *                        Director
     (James W. Kinnear)

                                   Director
     (John W. Loose)

          *                        Director
     (James J. O'Connor)

          *                        Director
     (Catherine A. Rein)

          *                        Director
     (Henry Rosovsky)

          *                        Director
     (H. Onno Ruding)

          *                        Director
     (William D. Smithburg)



*By  /s/ Larry Aiello, Jr.
     (Larry Aiello, Jr.)
     Attorney-in-fact


The Plan

     Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Corning, the State of New York, on the 1st day of April, 1997.

                                   Siecor Investment Plan


                                   by   /s/ Frank L. Boldon
                                       Frank L. Boldon
                                       Siecor Investment Plan Committee



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on April 1, 1997 by the following persons in the capacities indicated:

     Signature                          Capacity

          *                        Plan Committee Member
     (Lindsay W. Brown)

          *                        Plan Committee Member
     (Frank L. Boldon)

          *                        Plan Committee Member
     (Joseph D. Hicks)

          *                        Plan Committee Member
     (Larry R. McMillen)

          *                        Plan Committee Member
     (Peggy S. Travis)


*By       /s/ Frank L. Boldon
     (Frank L. Boldon, Attorney-in-fact)


                          EXHIBIT INDEX


Exhibit
Number                                  Description

  5                 Internal Revenue Service Determination Letter

 24                 Consent of Price Waterhouse LLP

 25                 Powers of Attorney




                                                        EXHIBIT 5

                                       DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE
DISTRICT DIRECTOR
P. O. BOX 941
ATLANTA, GA  30370                 Employer Identification Number:
                                        56-1258023
                                   File Folder Number:
                                        560001550
                                   Person to Contact:
                                        FRANK FAIRCLOTH
SIECOR CORPORATION                 Contact Telephone Number:
489 SIECOR PARK                         (404) 331-8971
HICKORY, NC  28803-0439            Plan Name:
                                        SIECOR INVESTMENT PLAN

                                   Plan Number:  005


Dear Applicant:

     We have made a favorable determination on your plan, identified above, based on the information supplied. Please keep this letter in your permanent records.

     Continued qualification of the plan under its present form will depend on its effect in operation. (See section 1.401-
1(b)(3) of the Income Tax Regulations.) We will review the status of the plan in operation periodically.

     The enclosed document explains the significance of this favorable determination letter, points out some features that may affect the qualified status of your employee retirement plan, and provides information on the reporting requirements for your plan. It also describes some events that automatically nullify it. It is very important that you read the publication.

     This letter relates only to the status of your plan under the Internal Revenue Code. It is not a determination regarding the effect of other federal or local statutes.

     This determination is subject to your adoption of the proposed amendments submitted in your letter dated 11/18/91 and 2/21/92. The proposed amendments should be adopted on or before the date prescribed by the regulations under Code section 401(b).

     This determination letter is also applicable for the amendment(s) adopted on 6/26/90 & 4/15/91.

     This determination letter is applicable for the plan adopted on 11/25/91.

     The information on the enclosed addendum is an integral part of this determination. Please be sure to read and keep it with this letter.

     We have sent a copy of this letter to your representative as indicated in the power of attorney.

                              - 2 -

SIECOR CORPORATION


     If you have questions concerning this matter, please contact the person whose name and telephone number are shown above.

                                   Sincerely yours,


                                   /s/PAUL WILLIAMS
                                   Paul Williams
                                   District Director
Enclosures
Publication 794
PWBA 515
Addendum
                              - 3 -

SIECOR CORPORATION

The cash or deferred arrangements meet the requirement of Internal Revenue Code Section 401(K).

The favorable determination letter supersedes the favorable determination letter dated June 4, 1992.


                                                       EXHIBIT 24

               CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated
January 27, 1997 which appears on Page 22 of the Corning Incorporated 1996 Annual Report on Form 10-K for the fiscal year ended December 31, 1996. We also consent to the incorporation by reference of our report dated January 21, 1997 on the financial statements of Dow Corning Corporation, which appears on Page 57 of the Corning Incorporated Annual Report on Form 10-K for the fiscal year ended December 31, 1996. We also consent to the reference to us under the heading "Interest of Named Experts and Counsel" in this Registration Statement.


                                        /s/Price Waterhouse LLP
                                        PRICE WATERHOUSE LLP


1177 Avenue of the Americas
New York, NY  10036
April 1, 1997



                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 250,000 shares of its Common Stock to be offered by Siecor Corporation to its employees pursuant to the Investment Plan of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one or more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto, HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1996.



                              /s/ Roger G. Ackerman
                              ROGER G. ACKERMAN




\poa\siecor.poa
                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 250,000 shares of its Common Stock to be offered by Siecor Corporation to its employees pursuant to the Investment Plan of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one or more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto, HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 1996.



                              /s/ Van C. Campbell
                              VAN C. CAMPBELL




\poa\siecor.poa
                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 250,000 shares of its Common Stock to be offered by Siecor Corporation to its employees pursuant to the Investment Plan of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one or more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto, HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of February, 1996.



                              /s/ Robert Barker
                              ROBERT BARKER




\poa\siecor.poa
                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 250,000 shares of its Common Stock to be offered by Siecor Corporation to its employees pursuant to the Investment Plan of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one or more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto, HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 1996.



                              /s/ Mary L. Bundy
                              MARY L. BUNDY




\poa\siecor.poa
                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 250,000 shares of its Common Stock to be offered by Siecor Corporation to its employees pursuant to the Investment Plan of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one or more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto, HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1996.



                              /s/ Lawrence S. Eagleburger
                              LAWRENCE S. EAGLEBURGER




\poa\siecor.poa

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 250,000 shares of its Common Stock to be offered by Siecor Corporation to its employees pursuant to the Investment Plan of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one or more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto, HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 1996.



                              /s/ John H. Foster
                              JOHN H. FOSTER




\poa\siecor.poa
                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 250,000 shares of its Common Stock to be offered by Siecor Corporation to its employees pursuant to the Investment Plan of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one or more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto, HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of February, 1996.



                              /s/ Gordon Gund
                              GORDON GUND




\poa\siecor.poa
                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 250,000 shares of its Common Stock to be offered by Siecor Corporation to its employees pursuant to the Investment Plan of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one or more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto, HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 1996.



                              /s/ John M. Hennessy
                              JOHN M. HENNESSY




\poa\siecor.poa
                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 250,000 shares of its Common Stock to be offered by Siecor Corporation to its employees pursuant to the Investment Plan of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one or more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto, HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 1996.



                              /s/ James R. Houghton
                              JAMES R. HOUGHTON




\poa\siecor.poa

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 250,000 shares of its Common Stock to be offered by Siecor Corporation to its employees pursuant to the Investment Plan of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one or more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto, HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 1996.



                              /s/ James W. Kinnear
                              JAMES W. KINNEAR




\poa\siecor.poa

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 250,000 shares of its Common Stock to be offered by Siecor Corporation to its employees pursuant to the Investment Plan of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one or more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto, HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1996.



                              /s/ James J. O'Connor
                              JAMES J. O'CONNOR




\poa\siecor.poa
                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 250,000 shares of its Common Stock to be offered by Siecor Corporation to its employees pursuant to the Investment Plan of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one or more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto, HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1996.



                              Catherine A. Rein
                              CATHERINE A. REIN




\poa\siecor.poa
                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 250,000 shares of its Common Stock to be offered by Siecor Corporation to its employees pursuant to the Investment Plan of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one or more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto, HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 1996.



                              /s/ Henry Rosovsky
                              HENRY ROSOVSKY




\poa\siecor.poa
                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 250,000 shares of its Common Stock to be offered by Siecor Corporation to its employees pursuant to the Investment Plan of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one or more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto, HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 1996.



                              /s/ H. Onno Ruding
                              H. ONNO RUDING




\poa\siecor.poa
                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 250,000 shares of its Common Stock to be offered by Siecor Corporation to its employees pursuant to the Investment Plan of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one or more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto, HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of February, 1996.



                              /s/ William D. Smithburg
                              WILLIAM D. SMITHBURG




\poa\siecor.poa
                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 250,000 shares of its Common Stock to be offered by Siecor Corporation to its employees pursuant to the Investment Plan of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to one or more Registration Statements (on whatever form or forms) may be determined to be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto, HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 10th day of February, 1996.



                              /s/ John Seely Brown
                              JOHN SEELY BROWN




\poa\siecor.poa

                SIECOR INVESTMENT PLAN COMMITTEE

                    ________________________

                        POWER OF ATTORNEY

                    ________________________

     KNOW ALL MEN BY THESE PRESENTS that the undersigned member of the Siecor Investment Plan Committee (the "Committee") responsible for administering the Siecor Investment Plan (the "Plan") hereby constitutes and appoints Frank L. Boldon and Peggy
S. Travis, or either of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney-in-fact and agent may deem necessary or advisable to enable the Plan to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of participation interests of employees of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, (1) the power or authority to sign on behalf of the undersigned in his capacity as a Committee member the Registration Statement to be filed with the Securities and Registration Commission in respect of said participation interests, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; and
(2) the power and authority to sign on behalf of the Committee any and all annual reports on Form 11-K to be filed with the Securities and Exchange Commission in respect of the Plan and to any and all amendments to the said annual reports on Form 11-K, HEREBY RATIFYING AND CONFIRMING all that said attorney-in-fact and agent, or either of them, shall do or cause be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of May, 1996.



                                   /s/ Lindsay W. Brown
                                   LINDSAY W. BROWN




\poa\siecorcm.poa

                SIECOR INVESTMENT PLAN COMMITTEE

                    ________________________

                        POWER OF ATTORNEY

                    ________________________

     KNOW ALL MEN BY THESE PRESENTS that the undersigned member of the Siecor Investment Plan Committee (the "Committee") responsible for administering the Siecor Investment Plan (the "Plan") hereby constitutes and appoints Frank L. Boldon and Peggy
S. Travis, or either of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney-in-fact and agent may deem necessary or advisable to enable the Plan to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of participation interests of employees of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, (1) the power or authority to sign on behalf of the undersigned in his capacity as a Committee member the Registration Statement to be filed with the Securities and Registration Commission in respect of said participation interests, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; and
(2) the power and authority to sign on behalf of the Committee any and all annual reports on Form 11-K to be filed with the Securities and Exchange Commission in respect of the Plan and to any and all amendments to the said annual reports on Form 11-K, HEREBY RATIFYING AND CONFIRMING all that said attorney-in-fact and agent, or either of them, shall do or cause be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of May, 1996.



                                   /s/ Frank L. Boldon
                                   FRANK L. BOLDON




\poa\siecorcm.poa

                SIECOR INVESTMENT PLAN COMMITTEE

                    ________________________

                        POWER OF ATTORNEY

                    ________________________

     KNOW ALL MEN BY THESE PRESENTS that the undersigned member of the Siecor Investment Plan Committee (the "Committee") responsible for administering the Siecor Investment Plan (the "Plan") hereby constitutes and appoints Frank L. Boldon and Peggy
S. Travis, or either of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney-in-fact and agent may deem necessary or advisable to enable the Plan to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of participation interests of employees of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, (1) the power or authority to sign on behalf of the undersigned in his capacity as a Committee member the Registration Statement to be filed with the Securities and Registration Commission in respect of said participation interests, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; and
(2) the power and authority to sign on behalf of the Committee any and all annual reports on Form 11-K to be filed with the Securities and Exchange Commission in respect of the Plan and to any and all amendments to the said annual reports on Form 11-K, HEREBY RATIFYING AND CONFIRMING all that said attorney-in-fact and agent, or either of them, shall do or cause be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of May, 1996.



                                   /s/ Larry R. McMillen
                                   LARRY R. MCMILLEN




\poa\siecorcm.poa

                SIECOR INVESTMENT PLAN COMMITTEE

                    ________________________

                        POWER OF ATTORNEY

                    ________________________

     KNOW ALL MEN BY THESE PRESENTS that the undersigned member of the Siecor Investment Plan Committee (the "Committee") responsible for administering the Siecor Investment Plan (the "Plan") hereby constitutes and appoints Frank L. Boldon and Peggy
S. Travis, or either of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney-in-fact and agent may deem necessary or advisable to enable the Plan to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of participation interests of employees of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, (1) the power or authority to sign on behalf of the undersigned in his capacity as a Committee member the Registration Statement to be filed with the Securities and Registration Commission in respect of said participation interests, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; and
(2) the power and authority to sign on behalf of the Committee any and all annual reports on Form 11-K to be filed with the Securities and Exchange Commission in respect of the Plan and to any and all amendments to the said annual reports on Form 11-K, HEREBY RATIFYING AND CONFIRMING all that said attorney-in-fact and agent, or either of them, shall do or cause be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of May, 1996.



                                   /s/ Peggy S. Travis
                                   PEGGY S. TRAVIS




\poa\siecorcm.poa
                SIECOR INVESTMENT PLAN COMMITTEE

                    ________________________

                        POWER OF ATTORNEY

                    ________________________

     KNOW ALL MEN BY THESE PRESENTS that the undersigned member of the Siecor Investment Plan Committee (the "Committee") responsible for administering the Siecor Investment Plan (the "Plan") hereby constitutes and appoints Frank L. Boldon and Peggy
S. Travis, or either of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney-in-fact and agent may deem necessary or advisable to enable the Plan to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of participation interests of employees of Siecor Corporation, including specifically, but without limiting the generality of the foregoing, (1) the power or authority to sign on behalf of the undersigned in his capacity as a Committee member the Registration Statement to be filed with the Securities and Registration Commission in respect of said participation interests, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; and
(2) the power and authority to sign on behalf of the Committee any and all annual reports on Form 11-K to be filed with the Securities and Exchange Commission in respect of the Plan and to any and all amendments to the said annual reports on Form 11-K, HEREBY RATIFYING AND CONFIRMING all that said attorney-in-fact and agent, or either of them, shall do or cause be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of May, 1996.



                                   /s/ Joseph D. Hicks
                                   JOSEPH D. HICKS




\poa\siecorcm.poa